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                                                                    EXHIBIT 99.1

  CERTIFICATION BY CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the quarterly report on Form 10-Q of Applix, Inc. (the "Company") for the period ended March 31, 2002 as originally filed with the Securities and Exchange Commission on May 15, 2002 and as amended on the date hereof (the "Report"), the undersigned, David C. Mahoney, Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ David C. Mahoney
                                        ---------------------------------
                                        David C. Mahoney
                                        Chief Executive Officer


Dated: March 31, 2003










A signed original of this written statement required by Section 906 has been provided to Applix, Inc. and will be retained by Applix, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.